UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 30, 2018 (March 27, 2018)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 27, 2018 Tecogen Inc. (the “Company”) entered into a Membership Interest Purchase and Wind-Down Agreement (the “Purchase Agreement”) among the Company, Tedom a.s., a European based heat and power product manufacturer incorporated in the Czech Republic (“Tedom”), Tedom USA Inc., a wholly owned Delaware subsidiary of Tedom (“Tedom USA”) and TTcogen LLC, a Delaware limited liability company (“TTcogen”). The Purchase Agreement follows the mutual agreement of the parties to terminate the joint venture between the Company and Tedom that resulted in the creation of TTcogen, and implements the acquisition by the Company of Tedom USA’s 50% membership interest in TTcogen for a purchase price of One Dollar, plus $72,596.82, which represents a portion of Tedom USA's initial investment in TTCogen, minus certain adjustments.

The Purchase Agreement also grants TTcogen and the Company the exclusive right to market, sell, and distribute Tedom’s Micro T35 combined heat and power equipment within an agreed territory in the northeastern United States under certain conditions, and limits the Company’s right to sell certain competing products. The Company will provide services for Tedom equipment sold by TTcogen or the Company.
The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.01 on this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2018, Mr. John Hatsopoulos resigned as Co-Chief Executive Officer of the Company, making Mr. Benjamin Locke the sole Chief Executive Officer of the Company. Mr. Hatsopoulos will continue to serve as a Director of the Company through the end of his current term. As previously agreed with the Company, for a period of three years following his resignation as Co-Chief Executive Officer of the Company, Mr. Hatsopoulos will continue to advise the Company’s Board of Directors and Chief Executive Officer regarding financing and investor relations matters.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits relating to Item 1.01, and 2.01 shall be deemed filed with this Current Report on Form 8-K:

Exhibit        Description
10.01        Membership Interest Purchase and Wind-down Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
March 30, 2018	Bonnie Brown, Chief Accounting Officer